EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and all references to our Firm included in this registration statement on Form S-1 filed by HomeUSA, Inc.

ARTHUR ANDERSEN LLP
Houston, Texas
September 15, 1997